UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): October 18, 2000


                      SUPERIOR ENERGY SERVICES, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                  0-20310                75-2379388
(STATE OR OTHER JURISDICTION      (COMMISSION            (IRS EMPLOYER
 OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)




          1105 Peters Road, Harvey, Louisiana                70058
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)



                              (504) 362-4321
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 2:  Acquisition or Disposition of Assets

Pursuant to a Stock Purchase Agreement dated as of October 18, 2000, by and among Superior Energy Services, Inc. ("Superior") and Jack Hardy, Mark Hardy, Dave Hardy, Alan P. Bernard, Chris Baker, International Consulting Corporation Ltd., Clamic Services Ltd. and Claude Fleary (collectively, the "Sellers"), Superior acquired all of the issued and outstanding shares, share capital, capital stock and options to acquire capital stock of International Snubbing Services, Inc., a Louisiana corporation and its affiliated companies (collectively, the "ISS Companies"). The purchase price for the acquisition of the ISS Companies was paid by Superior in cash. In addition, Superior may be required to make additional payments dependent upon the ISS Companies meeting specified levels of profitability in the future.

Superior is not aware of any material relationships between itself, its affiliates, directors or officers or any associates of its directors or officers with Messrs. Jack Hardy, Mark Hardy, Dave Hardy, Alan P. Bernard, Chris Baker, International Consulting Corporation Ltd., Clamic Services Ltd. or Claude Fleary.

The ISS Companies are international providers of well services, including hydraulic workover drilling and well control services. The ISS Companies have a fleet of 11 hydraulic workover and drilling units, and also manufacture and market their own hydraulic units and related equipment for their drilling and well service operations. The ISS Companies are currently operating offshore Australia, Europe, Trinidad, Venezuela and the United States, and has working agreements to operate in the North Sea and Brunei.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired

   It is impracticable to provide the financial statements for the ISS Companies required by this item at the time this Current Report on Form 8-K is filed. The required financial statements will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

   It is impracticable to provide the pro forma financial information for the ISS Companies required by this item at the time this Current Report on Form 8-K is filed. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

(c) Exhibits.

   99.1.  Press Release of Superior Energy Services, Inc.

                                SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUPERIOR ENERGY SERVICES, INC.



                              By:  /S/ ROBERT S. TAYLOR
                                 ---------------------------
                                      Robert S. Taylor
                                   Chief Financial Officer
                                 and duly authorized officer

Dated:  October 19, 2000